EXHIBIT 99.1


                                                     IN THE CIRCUIT COURT OF THE
                                                     EIGHTEENTH JUDICIAL CIRCUIT
                                                     IN AND FOR
                                                     SEMINOLE COUNTY, FLORIDA

                                                     CIVIL DIVISION

                                                       Case No.: 06-CA-2412-16-G

WGL Entertainment Holdings, Inc.,
a corporation,

     Plaintiff,
                                      FINAL JUDGMENT
vs.                                   GRANTING
                                      DECLARATORY RELIEF
DLC Capital Group, LLC.,
a limited liability company,

     Defendant.
_______________________________ /

     THIS CAUSE came on for Hearing before the Court on December 12, 2006, upon the Joint Motion of the Plaintiff, WGL Entertainment Holdings, Inc. ("WGL Entertainment"), and the Defendant, DLC Capital Group, LLC ("DLC Capital"), for Entry of a Consent Judgment Granting Declaratory Relief pursuant to a previously filed Verified Complaint for Declaratory Relief.

     WGL Entertainment also filed an Affidavit in which it stated that the allegations in the Complaint were, and are, true and correct.

     DLC Capital filed an Answer in which it admitted theallegations of the Complaint.

     DLC Capital also filed the Affidavit ofJoseph A. Fierro, its President, in which Mr.Fierro declared

     (a) that DLC Capital was informed of the existence of this Action and of the need for this Hearing;

     (b) that DLC Capital believes that WGL Entertainment's Plan for Exchange of Claims and Re-organization is fair to and in the best interests of DLC Capital;

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     (c) that DLC Capital had and has sufficient information about WGL
Entertainment and the proposed transactions so as to be able to make an informed decision;

     (d) that DLC Capital is not an Affiliate of any party to the transaction before the transaction and will not be an Affiliate of the "Issuer"
(i.e. WGL Entertainment) of the subject securities after the transaction; and

     (e) that DLC Capital, in the person of Mr. Fierro, intends to be present at the Hearing to testify accordingly, if asked to do so.

     Having considered the matters before it, having heard arguments of counsel, and being otherwise advised in the Premises, it is

     ORDERED, DECLARED, ADJUDGED, AND DECREED  that:

     1. This Court has Jurisdiction over the subject matter of this action and over the Parties to this action.

     2. This action was properly brought before this Court pursuant to Chapter 68, Florida Statutes, to enable this Court to determine and declare the rights of WGL Entertainment, and of DLC Capital, and the facts as they relate to such rights, with respect to Section 3 (a) (10) of the Securities Act of 1933, as amended (the "Securities Act"), and Section 517.061(5), Florida Statutes, in connection with WGL Entertainment's Plan for Exchange of Claims and Re-organization (the "Plan of Exchange"), and the transactions contemplated in the Plan of Exchange.

     3. The Court was fully informed as to all matters before it.

     4.  The Court finds, as a Matter of Fact and of Law,

     (a) that, pursuant to the Section 3 (a) (10) of the Securities Act and
Section 517.061(5), Florida Statutes, and the Plan of Exchange,

          (i) proper Notice was given to all persons (namely, DLC Capital) who were entitled to Notice of and the Opportunity to be Heard at the Hearing which was conducted by this Court; and

          (ii)  there  was  no  impediment  to  their  right  to  appear;

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     (b) that, neither before, nor during, nor after the implementation of the
Plan of Exchange, WGL Entertainment and DLC Capital were not, are not, nor will be, "a person who, directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control" with other person, so that neither WGL Entertainment nor DLC Capital was, is, or will be an "affiliate" of the other as the term "affiliate" is commonly understood to mean in the federal and state securities laws;

     (c) that there was ample currently available information about WGL Entertainment and the transactions contemplated by the Plan of Exchange for DLC Capital, and for this Court, to be able to determine the fairness of the Plan of Exchange and the transactions contemplated therein to DLC Capital;

     (d) that the terms and conditions of the Plan of Exchange were, are, and will be fair to DLC Capital and WGL Entertainment;

     (e) that, as contemplated by Section 3 (a) (10) of the Securities Act and
Section 517.061(5), Florida Statues, DLC Capital has "claims" against WGL Entertainment;

     (f) that the securities of WGL Entertainment which are to be issued by WGL Entertainment to DLC Capital in exchange for Claims DLC Capital has against WGL Entertainment will be issued in accordance with the Plan of Exchange and will be issued in accordance with Section 3 (a) (10) of the Securities Act and Section 517.061(5), Florida Statues, and these securities will be exempt from the registration provisions of the Securities Act and Chapter 507, Florida Statues;

     (g) that the transactions pursuant to which securities of WGL Entertainment which are to be issued by WGL Entertainment to DLC Capital in exchange for Claims DLC Capital has against WGL Entertainment will be transactions made in accordance with the Plan of Exchange and will be transactions made in accordance with Section 3 (a) (10) of the Securities Act and Section 517.061(5), Florida Statues, and these transactions will be exempt from the registration provisions of the Securities Act and Chapter 507, Florida Statues;

     (h) that the securities of WGL Entertainment which are to be issued by WGL Entertainment to DLC Capital in exchange for Claims DLC Capital has against WGL Entertainment may be freely offered and sold by DLC Capital without registration under the Securities Act and Chapter 517, Florida Statues; and

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          (i) that any portions of the Plan of Exchange which call for securities of WGL Entertainment to be issued or exchanged for cash would be essential parts of the Plan of Exchange and of the transactions contemplated therein, and the Plan of Exchange and the transactions contemplated therein are not simply excuses to raise cash in derogation of the Securities Act and Chapter 517, Florida Statutes.

     5. Prior to determining whether or not the securities of WGL Entertainment, and the transactions pursuant to which they may be issued by WGL Entertainment to DLC Capital in exchange for Claims DLC Capital has against WGL Entertainment pursuant to the Plan of Exchange, were, are, and will be exempt from the registration provisions of the Securities Act and Chapter 507, Florida Statues, by virtue of Section 3 (a) (10) of the Securities Act and Section 517.061(5), Florida Statues, the Court was advised that in order for securities of WGL Entertainment to be issued, received, or exchanged by WGL Entertainment and DLC Capital in accordance with the Plan of Exchange and pursuant to Section 3(a)(10) of the Securities Act and Section 517.061(5), Florida Statues, WGL Entertainment, as the entity which would be issuing, receiving, or exchanging the securities in question,would, based upon entry of an Order approving the Plan of Exchange and declaring it fair to DLC Capital, rely on the use of those exemptions from the registration provisions of the Securities Act and Chapter 517, Florida Statutes, respectively.

     6. Prior to determining whether or not the securities of WGL Entertainment, and the transactions pursuant to which they may be issued by WGL Entertainment to DLC Capital in exchange for Claims DLC Capital has against WGL pursuant to the Plan of Exchange, were, are, and will be exempt from the registration provisions of the Securities Act and Chapter 507, Florida Statues, by virtue of
Section 3 (a) (10) of the Securities Act and Section 517.061(5), Florida Statues, the Court determined, as a matter of Fact and of Law, that the Plan of Exchange and the transactions contemplated by the Plan of Exchange were fair to and in the best interests of DLC Capital and WGL Entertainment.

     7. In general, all requirements have been met in order for this Court to be able to order, declare, and find, as a matter of Fact and of Law, which it does, that (i) the securities of WGL Entertainment, and the transactions

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pursuant to which they may be issued by WGL Entertainment to DLC Capital in exchange for Claims DLC Capital has against WGL Entertainment pursuant to the Plan of Exchange and under Section 3 (a) (10) of the Securities Act and Section 517.061(5), Florida Statues, were, are, and will be exempt from the registration provisions of the Securities Act and Chapter 507, Florida Statues, by virtue of
Section 3 (a) (10) of the Securities Act and Section 517.061(5), Florida Statues, and (ii) that the transactions pursuant to which these securities of may be issued, received, or exchanged, were made in good faith and not for the purpose of avoiding the registration provisions of the Securities Act or Chapter 517, Florida statutes.

     DONE AND ORDERED in Chambers in Sanford, Florida, this 12th day of December 2006.


                                          /s/ James E.C. Perry
                                          -------------------------------
                                          Circuit Court Judge


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